SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Section 240.14a-12

                     TRANSPORT CORPORATION OF AMERICA, INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                             [LOGO] TRANSPORT
                                     AMERICA


                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 22, 2001

                               ------------------


     Notice is hereby given that the Annual Meeting of Shareholders of Transport Corporation of America, Inc. will be held at the Holiday Inn Select, 2700 Pilot Knob Road, Eagan, Minnesota, on Tuesday, May 22, 2001 at 4:00 p.m. for the following purposes:

     1.   To elect five Directors.

     2. To adopt and approve Transport America's 2001 Employee Stock Purchase Plan.

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on April 2, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                        By Order of the Board of Directors,

                                        /s/ Rosalyn A. Hennen

                                        Rosalyn A. Hennen
                                        SECRETARY

Eagan, Minnesota
April 13, 2001

--------------------------------------------------------------------------------
 TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY ON THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.
--------------------------------------------------------------------------------

                     TRANSPORT CORPORATION OF AMERICA, INC.
                             1715 YANKEE DOODLE ROAD
                                EAGAN, MN 55121

                                 ---------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 2001

                                 ---------------

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Transport Corporation of America, Inc. of proxies for the Annual Meeting of Shareholders of Transport America to be held at the Holiday Inn Select, 2700 Pilot Knob Road, Eagan, Minnesota, on Tuesday, May 22, 2001 at 4:00 p.m., Central Daylight Time, or any adjournment or adjournments thereof. This Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about April 13, 2001.

     Transport America's Annual Report for the fiscal year ended December 31, 2000, including audited financial statements, is being mailed to shareholders concurrently with this Proxy Statement.

     The total number of shares outstanding and entitled to vote at the meeting as of April 2, 2001 consists of 7,189,477 shares of $.01 par value common stock. Each share of common stock is entitled to one vote and there is no cumulative voting. Only shareholders of record at the close of business on April 2, 2001 will be entitled to vote at the Annual Meeting.

     Shares represented by proxies properly signed, dated and returned will be voted at the Annual Meeting in accordance with the instructions set forth therein. If a proxy is properly signed but contains no such instructions, the shares represented thereby will be voted FOR the director nominees, FOR the adoption and approval of the 2001 Employee Stock Purchase Plan, and at the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting.

     The presence in person or by proxy of a majority of the voting power of shares entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. An item of business will be approved if it receives the affirmative vote of the holders of a majority of the shares present and entitled to vote on that item of business. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to shareholders. Consequently, abstentions (or "withhold authority" as to directors) will have the same effect as a negative vote. If a broker indicates on a proxy that it does not have authority to vote on an item of business, the shares represented by the proxy will not be considered present and entitled to vote and, therefore, will have no effect on the outcome of the vote.

     Each proxy may be revoked at any time before it is voted by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of Transport America or by attending the Annual Meeting and voting in person.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Board of Directors of Transport America is currently composed of five members, all of whom are nominees for election at the Annual Meeting. It is the recommendation of Transport America's Board of Directors that the five nominees named below be reelected as directors, to serve as directors until the next Annual Meeting of Shareholders and until their successors shall be duly elected as directors.

     Unless otherwise directed, the proxies solicited by the Board of Directors will be voted for the election as directors of the nominees named below. Transport America believes that each nominee named below will be able to serve, but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board may propose.

     The names and ages of the nominees, and their principal occupations and tenure as directors, are set forth below based upon information furnished to Transport America by the nominees.

                                                                        DIRECTOR
        NAME AND AGE                    PRINCIPAL OCCUPATION             SINCE
--------------------------  ------------------------------------------  --------
Robert J. Meyers (47)       Chief Executive Officer of Transport          1997
                            America since December 1999; President and
                            Chief Operating Officer of Transport
                            America since May 1997; Chief Financial
                            Officer of Transport America from January
                            1993 to July 1998 and from December 1998 to July 1999; and Chief Information
                            Officer of Transport America from January
                            1992 through March 2001.

Anton J. Christianson (48)  Managing General Partner of Cherry Tree       1987
                            Investments, Inc. (a venture capital
                            investment company) since October 1980;
                            Director of Peoples Educational Holdings,
                            Inc. and Fair Isaac & Company, Inc.

Kenneth J. Roering (58)     Pillsbury Company -- Paul S. Gerot Chair      1992
                            in Marketing and Professor of Marketing in the Carlson School of Management at the University of Minnesota since September
                            1981; Director of Arctic Cat Inc.,
                            Ravesports Inc. and Excorp Inc.

Michael J. Paxton (54)      President of Sunbeam Health and Safety        1995
                            Company (manufacturer of home safety and health products, a subsidiary of Sunbeam
                            Corporation) since September 1998;
                            Chairman, President and Chief Executive
                            Officer of O-Cedar Brands, Inc. (a
                            household cleaning products company) from
                            January 1996 to June 1998; President and
                            Chief Executive Officer of Haagen-Dazs
                            Company, Inc. (a subsidiary of Grand
                            Metropolitan PLC) from 1992 through 1995;
                            President of the Baked Goods Division of
                            Pillsbury Company (a subsidiary of Grand
                            Metropolitan PLC) from 1989 to 1992.

                                                                        DIRECTOR
        NAME AND AGE                    PRINCIPAL OCCUPATION             SINCE
--------------------------  ------------------------------------------  --------
William D. Slattery (58)    Chairman of Transport America since           1998
                            December 1999; President of Shamrock
                            Business Group, Inc., a Minneapolis, MN, based consulting and investment company since October 1998; Chairman of the Cargo
                            Division of Northwest Airlines Corporation from 1994 to April 1998. Prior to 1994,
                            Mr. Slattery held positions at Northwest
                            Airlines Corporation as Executive Vice
                            President, International, from 1992 to
                            1994 and as Executive Vice President,
                            Operations, from 1988 to 1992. Since 1997,
                            Mr. Slattery has also served as Chairman of the Board of Precision Pours, Inc.

     VOTE REQUIRED. The affirmative vote of a majority of the shares of Transport America's common stock represented at the Annual Meeting in person or by proxy and entitled to vote is required for the election of the nominees.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH
NOMINEE.

     MEETINGS. During fiscal 2000, the Board of Directors met eleven times. Each director attended more than 75% of the meetings of the Board of Directors and any committee on which he served.

     BOARD COMMITTEES. The Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee, which met twice during the last fiscal year, is currently composed of Messrs. Christianson (Chairman), Slattery and Roering. The Audit Committee meets with Transport America's independent auditors and representatives of management to review the internal and external financial reporting of Transport America, reviews the scope of the independent auditors' examination, considers comments by the independent auditors regarding internal controls and accounting procedures and management's response to these comments and approves any material non-audit services to be provided by Transport America's independent auditors.

     A report of the Audit Committee is contained in this Proxy Statement. In March 2000, the Board of Directors adopted an Audit Committee Charter which is attached as Appendix A. All members of Transport America's Audit Committee are independent directors as defined by the rules of the National Association of Securities Dealers ("NASD") for companies listed on the Nasdaq National Market.

     The Compensation Committee, which met once during the last fiscal year, is currently composed of Messrs. Roering (Chairman), Paxton and Slattery. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation, stock options and benefits of officers and employees. The Board of Directors has established a Stock Grant Subcommittee of the Compensation Committee, currently composed of Messrs. Roering and Paxton, for the purpose of granting awards under Transport America's 1986 Employee Stock Option Plan and its 1995 Stock Plan. The Stock Grant Subcommittee acted once during the last fiscal year.

     Transport America does not have a nominating committee.

     DIRECTOR COMPENSATION. Each non-employee member of the Board of Directors receives $1,500 per month, plus $1,000 per meeting, as compensation for his service. Non-employee directors are also reimbursed for certain expenses in connection with attendance at Board and committee meetings. In addition, pursuant to Transport America's 1995 Stock Plan, each non-employee director of Transport America automatically receives annually on the date of election or reelection as a director an option to purchase 4,000 shares of Transport America's common stock at an option price equal to the fair market value of Transport America's common stock on the date that the option is granted. All such options vest immediately and are exercisable at any time during the five-year term or within 30 days of the date when the director terminates his service as a director, whichever period is shorter. The Board may, in appropriate circumstances, waive or modify the requirement that a director exercise an option within 30 days of the date when the director's services as a director terminate. The 1995 Stock Plan also permits granting of additional or alternative options to directors at the discretion of the Board. Mr. Slattery receives $8,000 per month in recognition of his additional services as the Chairman.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER INFORMATION

     The following table shows, for fiscal years 2000, 1999 and 1998, the cash compensation paid by Transport America, as well as certain other compensation paid or accrued for those years, to Robert J. Meyers, Transport America's Chief Executive Officer, and to the other executive officers of Transport America whose total cash compensation exceeded $100,000 during 2000 (together with Mr. Meyers, the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                 ANNUAL COMPENSATION           COMPENSATION
                                            -----------------------------   -------------------         ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR      SALARY ($)     BONUS ($)(1)     STOCK OPTIONS (#)     COMPENSATION ($)(2)
---------------------------       ------    ------------   --------------   -------------------   --------------------
Robert J. Meyers                   2000        300,000            -0-              77,450                 1,700
 Chief Executive Officer,          1999        253,846         50,000                 -0-                 1,600
 President and Chief Operating     1998        250,000         32,500              20,000                 1,600
 Officer

Keith R. Klein(3)                  2000        165,866            -0-              28,400                 1,700
 Chief Financial Officer and       1999         75,766         20,000              20,000                   -0-
 Chief Information Officer

Larry E. Johnson(4)                2000        115,193            -0-              18,950                 1,700
 Vice President of Marketing       1999        109,808            -0-               2,000                 1,600

----------------------
(1) Represents a bonus earned for the year in which the amount is set forth in the table, but paid the following year. Excludes any allocation of the 2000 bonus pool described in "Compensation Committee Report on Executive Compensation."

(2) Represents Company contributions to Transport America's 401(k) Retirement Plan.

(3)  Mr. Klein joined Transport America in July 1999.

(4)  Mr. Johnson was elected an officer in March 1999.

STOCK OPTIONS

     The following table contains information concerning individual grants of stock options to each of the Named Executives during the last fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                              POTENTIAL REALIZABLE
                                        INDIVIDUAL GRANTS                                       VALUE AT ASSUMED
                    --------------------------------------------------------                 ANNUAL RATES OF STOCK
                               PERCENT OF TOTAL                                                PRICE APPRECIATION
                    OPTIONS    OPTIONS GRANTED                  MARKET PRICE                  FOR OPTION TERM ($)
                    GRANTED    TO EMPLOYEES IN      EXERCISE      ON GRANT      EXPIRATION   ----------------------
NAME                 (#)(1)      FISCAL YEAR       PRICE ($)      DATE ($)         DATE          5%          10%
----                -------    ----------------    ---------    ------------    ----------   ---------   ----------
Robert J. Meyers     77,450          39.4%            5.81          5.81          5/17/10     282,995      717,156
Keith R. Klein       28,400          14.4%            5.81          5.81          5/17/10     103,771      262,973
Larry E. Johnson     18,950           9.6%            5.81          5.81          5/17/10      69,241      175,469

------------------
(1) Becomes exercisable with respect to 25% of the shares of common stock subject to the option on May 17, 2001, 2002, 2003 and 2004.

     The following table sets forth information with respect to the Named Executives concerning the exercise of options during 2000 and unexercised options held as of December 31, 2000:

                           AGGREGATED OPTION EXERCISES
                       AND DECEMBER 31, 2000 OPTION VALUES

                                                        NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                        SHARES                         OPTIONS AT 12/31/00 (#)           AT 12/31/00 ($)(1)
                       ACQUIRED         VALUE       ----------------------------   ----------------------------
NAME               ON EXERCISE (#)   REALIZED ($)   EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----               ---------------   ------------   -----------    -------------   -----------    -------------
Robert J. Meyers         -0-              -0-          22,623          84,117          -0-             -0-
Keith R. Klein           -0-              -0-           6,666          41,734          -0-             -0-
Larry E. Johnson         -0-              -0-             666          20,284          -0-             -0-

------------------
(1) Based on a market price of $4.375 per share of common stock on December 31, 2000, none of the options were in-the-money.

CERTAIN TRANSACTIONS

     During fiscal 2000, Transport America paid MicroMation, Inc. $151,710 for information technology services. Robert J. Meyers, Transport America's President and CEO, is a founder, former executive officer and a current shareholder of MicroMation, Inc.

     In 2000, Transport America paid $125,000 to the brother of David L. Carter, Transport America's Vice President of Risk Management, for services rendered as an independent master contractor. The rates paid to him were determined on an arms length basis and are the same as those paid to Transport America's other independent contractors.

CHANGE IN CONTROL/SEVERANCE AGREEMENTS

     In 1999, Transport America signed Change in Control/Severance Agreements with its executive officers and certain other key employees. These agreements entitle the executive officer or employee to receive payments and benefits from Transport America if the individual is terminated for certain reasons within 24 months of a change of control in Transport America. These reasons include termination by Transport America without cause or termination by the individual for good reason, such as reduction in base pay or benefits or assignment of duties inconsistent with the individual's status or position prior to the change of control. If the payment obligations are triggered, Mr. Meyers would be entitled to receive as severance payment an amount equaling two times his annual compensation, Mr. Klein would be entitled to receive as severance payment an amount equaling his annual compensation, and Mr. Johnson would be entitled to receive as severance payment six times his monthly compensation. In addition, they would be entitled to receive continuation of their benefits for the duration of their severance payments, up to $10,000 for individual outplacement counseling, and legal fees for resulting in contesting any termination or enforcing the Change in Control/Severance Agreement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of Transport America's executives are made by the Compensation Committee of the Board consisting of Messrs. Roering (Chairman), Paxton and Slattery. All decisions by the Compensation Committee relating to the compensation of Transport America's executive officers were during 2000 and will in 2001 be reviewed by the full Board. Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") designed to enhance disclosure of companies' policies with regard to executive compensation, set forth below is a report submitted by the Compensation Committee addressing Transport America's compensation policies for 2000 as they affected Mr. Meyers, Transport America's President and Chief Executive Officer, and Keith R. Klein and Larry E. Johnson, the executive officers other than the Chief Executive Officer who, for 2000, were Transport America's only executive officers whose compensation exceeded $100,000 (together, the "Named Executives").

     The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "1933 Act") or the Securities Exchange Act of 1934 (the "1934 Act"), except to the extent that Transport America specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

     COMPENSATION PHILOSOPHY. The Compensation Committee's executive compensation policies are designed to reflect the following objectives: payment for actual performance; attraction and retention of executives who contribute to the success of Transport America; payments commensurate with the best companies in the truckload industry; and alignment of the interests of management with those of stockholders.

     BASE SALARY. The Compensation Committee annually reviews each officer's salary, including those of the Named Executives. In determining the base salary levels, the Compensation Committee considers levels of responsibility, experience, equity, external pay practices and industry trends. With respect to external pay practices, the Compensation Committee reviews the base salaries paid by Transport America to a survey of national, public transportation companies. Transport America attempts to maintain base salary levels which it believes allows Transport America to attract and retain the quality of executive talent needed.

     ANNUAL BONUS. The Compensation Committee established the 2000 Executive Compensation Plan, an annual bonus plan for Transport America's management, including the Named Executives, for 2000. Under this plan, the Named Executives were eligible to receive an annual bonus based on improvement of Transport America's actual operating ratio over pre-established minimum and target operating ratios. The amount of bonuses were scheduled to increase as the operating ratios improved up to a maximum of approximately 50% of base salary. For fiscal 2000, no bonuses were paid under the Plan. However, the Compensation Committee authorized a bonus pool of $55,200 in recognition of other management contributions in fiscal 2000 and directed the Chief Executive Officer to allocate the pool, in his discretion, among certain officers of the Company, including the Named Executives. As of fiscal year-end, the pool had not been allocated.

     LONG-TERM INCENTIVES. To align the interests of management with those of shareholders the Compensation Committee has instituted a long-term incentive program which consists of periodic discretionary grants of stock options to key employees, including the Named Executives. To foster a longer-term perspective, stock options typically vest over a four-year period. In 2000, the Named Executives, received options to purchase Transport America's common stock as follows: Mr. Meyers, 77,450 shares; Mr. Klein, 28,400 shares; and Mr. Johnson, 18,950 shares.

     OTHER COMPENSATION PROGRAMS. Transport America maintains certain broad-based employee benefit plans in which its executive officers, including the Named Executives, have been permitted to participate, including retirement, life and health insurance plans. Transport America's retirement plan consists of a 401(k) employee saving plan which allows employees to make pre-tax contributions, and in which Transport America may, at its discretion, match a portion of the employee contributions. During 2000, Transport America contributed amounts equal to one-fourth of the employee deferrals, up to 1% of each participant's compensation. Other non-cash compensation benefits are provided to the Named Executives. None of these benefits are directly or indirectly tied to Transport America's performance. In 1996, Transport America instituted an Employee Stock Purchase Plan which allows all Transport America employees who meet certain eligibility requirements to purchase Transport America stock at a discount from market. The Named Executives were eligible to participate in the Plan during 2000 and, assuming the shareholders approve the 2001 Employee Stock Purchase Plan proposed for adoption at the Annual Meeting this year, the Named Executives will be eligible to participate in the new 2001 Plan.

     MR. MEYERS' 2000 COMPENSATION. Mr. Meyers' annual base salary for 2000, determined on the same basis as the other Named Executives, was $300,000.

                    SUBMITTED BY THE COMPENSATION COMMITTEE
                   OF TRANSPORT AMERICA'S BOARD OF DIRECTORS

    Kenneth J. Roering         Michael J. Paxton         William D. Slattery

PERFORMANCE GRAPH

     In accordance with the rules of the SEC, the following performance graph compares performance of Transport America's common stock on the Nasdaq National Market to the S&P 500 Index and to the ABS Truckload Index prepared by Deutsche Banc Alex. Brown Incorporated. The graph compares the cumulative total return from December 29, 1995 to December 31, 2000 on $100 invested on December 29, 1995, assumes reinvestment of all dividends and has been adjusted to reflect stock splits. The performance graph is not necessarily indicative of future investment performance.

                      COMPARISON OF CUMULATIVE TOTAL RETURN

                              [PLOT POINTS CHART]

                Transport America     Standard & Poor's     ABS Truckload Index*
                -----------------     -----------------     --------------------
12/29/95                   100.00                100.00                  100.00
6/28/96                    109.78                108.88                  123.49
12/27/96                    88.04                122.87                  126.57
6/27/97                    117.39                144.06                  158.44
12/26/97                   139.13                152.04                  167.57
6/26/98                    147.83                183.98                  199.43
12/31/98                   104.35                199.57                  219.47
6/25/99                    103.80                213.55                  196.25
12/31/99                   108.15                238.54                  193.57
6/30/2000                   56.52                236.16                  197.13
12/29/2000                  38.04                214.36                  249.58

------------------
*The ABS Truckload Index includes CVTI, HTLD, JBHT, KNGT, LAND, LSTR, MSCA,
 SWFT, XPRSA and WERN.

     The performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this Annual Report on Form 10-K into any filing under the 1933 Act or the 1934 Act, except to the extent that Transport America specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

                             BENEFICIAL OWNERSHIP OF
                                  COMMON STOCK

     The following table presents information provided to Transport America as to the beneficial ownership of Transport America's common stock as of April 2, 2001 by (i) the only shareholders known to Transport America to hold 5% or more of such stock, (ii) each of the directors and Named Executives of Transport America and (iii) all directors and officers as a group. Unless otherwise indicated, all shares represent sole voting and investment power.

                                                                                        PERCENT OF
                                                                  COMMON STOCK      OUTSTANDING SHARES
BENEFICIAL OWNERS                                              BENEFICIALLY OWNED    OF COMMON STOCK
-----------------                                              ------------------   ------------------
Wellington Management Company, LLP(3) ........................       823,000               11.5%
 75 State Street
 Boston, MA 02109

Central Securities Corporation ...............................       533,757                7.4%
 375 Park Avenue
 New York, NY 10152

T. Rowe Price Associates, Inc.(4) ............................       731,300               10.2%
 100 East Pratt Street
 Baltimore, MD 21202

Anton J. Christianson(1)(2) ..................................        38,292                  *

Michael J. Paxton(1) .........................................        17,200                  *

Kenneth J. Roering(1) ........................................        99,900                1.4%

Robert J. Meyers(1)(5) .......................................       166,980                2.3%

William D. Slattery(1) .......................................        32,000                  *

Keith R. Klein(1) ............................................         8,667                  *

Larry E. Johnson(1) ..........................................        28,154                  *

All officers and directors as a group (ten persons)(1)(2) ....       398,235                5.5%

---------------------
 *   Less than 1%

(1) Includes the following shares which may be purchased within 60 days from the date hereof pursuant to the exercise of outstanding options: Mr. Meyers, 13,334 shares, Mr. Paxton, 16,000 shares, Dr. Roering, 16,000 shares; Mr. Slattery, 32,000 shares; Mr. Christianson, 4,000 shares; Mr. Klein, 6,667 shares; Mr. Johnson, 1,334 shares; and all officers and directors as a group, 93,337 shares.

(2) 33,856 shares indicated as being owned by Mr. Christianson are owned by Adam Smith Growth Partners, of which Mr. Christianson is the Chairman and exercises voting and investment discretion over the shares.

(3) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission.

(4) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission. T. Rowe Price Associates, Inc. ("Price Associates") has advised Transport America that these securities are owned by various individual and institutional investors (including T. Rowe Price Small-Cap Value Fund, Inc. which owns 540,000 shares, representing 7.5% of the shares outstanding) to which Price Associates serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5) Includes 18,750 shares owned by spouse, as to which Mr. Meyers disclaims beneficial ownership.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based upon its review of Forms 3, 4 and 5 and any amendments thereto furnished to Transport America pursuant to Section 16 of the 1934 Act, Transport America believes all of such forms were filed on a timely basis by reporting persons during the fiscal year ended December 31, 2000, except that late Forms 5 were filed for all officer and director option grants in fiscal 2000 and David
L. Carter filed a late Form 5 for a sale of his stock in 2000.

                                   PROPOSAL 2
                              APPROVAL OF THE 2001
                          EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors, on November 29, 2000, adopted the Transport Corporation of America, Inc. 2001 Employee Stock Purchase Plan (the "ESPP"), subject to approval by the shareholders. The purpose of the ESPP is to facilitate the purchase by employees of shares of common stock in Transport America in order to provide a greater community of interest between Transport America and its employees. In general, the ESPP permits employees to purchase shares of common stock of Transport America at a price equal to the lesser of 85% of the value of the common stock on the commencement date of a phase (the "Commencement Date") or 85% of the value of a share of common stock on the date of termination of a phase (the "Termination Date"). Each year during the term of the ESPP shall reflect two phases, the first commencing on January 1 and terminating on June 30 and the second phase commencing on July 1 and terminating on December 31. The effective date of the ESPP was January 1, 2001 and it will terminate on December 31, 2010.

     There are 100,000 shares of Transport America's common stock, $.01 par value, reserved for issuance under the ESPP. The shareholders of Transport America had previously approved the 1996 Employee Stock Purchase Plan which terminated on December 31, 2000, at which time there remained 73,603 shares unissued under the 1996 Plan. Eligible employees will not pay any consideration to Transport America in order to receive the options. Approximately 1,130 employees, including officers who are less than 5% owners (currently, all officers), are eligible to participate under the ESPP. The purchase price per share of common stock for the first phase of the ESPP will be the lesser of $3.72 (85% of the value of a share of common stock calculated as of January 1, 2001, the Commencement Date of the first phase of the ESPP), or 85% of the closing price of a share of common stock on the Nasdaq National Market on June 30, 2001 (the Termination Date of the first phase).

     TERM OF PLAN. The ESPP will terminate on December 31, 2010. No phase may run concurrently, but a phase may commence immediately after the termination of a preceding phase.

     ELIGIBILITY. Any employee of Transport America and its domestic subsidiaries who is regularly scheduled for more than 20 hours per week and has completed at least one year of service prior to the Commencement Date of the applicable phase is eligible to participate in the ESPP. Notwithstanding anything to the contrary in the ESPP, no employee may be granted an option under the ESPP to purchase shares of common stock if such employee, immediately after the grant of the option, would own stock (including shares subject to the option) possessing 5% or more of the total combined voting power or value of all classes of issued and outstanding stock of Transport America. In addition, no participant may be granted an option to purchase shares of common stock that permit the participant to purchase shares in any calendar year under the ESPP with an aggregate fair market value in excess of $25,000 or with the number of shares exceeding 20,000 shares per phase. By action of the respective boards of directors, employees of any subsidiary of Transport America also may participate.

     PARTICIPATION. Eligible employees elect to participate in the ESPP by completing payroll deduction authorization forms on the Commencement Date of the applicable phase of the ESPP. Payroll deductions are limited to 10% of a participant's base pay for the applicable phase of the ESPP and the minimum authorization is $10 per pay period. After the Commencement Date of a phase, participants cannot increase or decrease the amount of payroll deductions, but may withdraw from participation during the phase, as described below.

     TERMS AND CONDITIONS OF OPTIONS. As of the Commencement Date of the applicable phase of the ESPP, an eligible employee who elects to participate in the ESPP shall be granted an option for as many full shares as he or she will be able to purchase pursuant to the payroll deduction procedure. The option price for employees who participate on a particular Commencement Date shall be the lesser of: (i) 85% of the fair market value of the shares on the Commencement Date, or (ii) 85% of the fair market value of the shares on the Termination Date of the applicable phase of the ESPP. The number of shares that may be purchased at the end of the applicable phase is determined by dividing each participant's payroll deduction by the applicable option price and rounding down to the nearest whole share. Any amount remaining is refunded to the participant, without interest.

     EXERCISE AND WITHDRAWAL. Exercise of the option occurs automatically on a particular Termination Date, unless a participant gives written notice prior to such date as to an election not to exercise. A participant may, at any time during the applicable phase of the ESPP, give notice that he or she does not wish to continue to participate, and all amounts withheld will be refunded without interest accrued thereon.

     ADMINISTRATION AND AMENDMENT. The ESPP shall be administered by a Committee consisting of not less than two members who shall be appointed by the Board of Directors. Each member of such Committee shall be either a director, officer or an employee of Transport America. The Board of Directors may at any time amend the ESPP, except that no amendment may make changes in options already granted which would adversely affect the rights of any participant.

     INCOME TAX CONSEQUENCES. The ESPP is intended to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Neither the grant nor the exercise of an option to purchase shares under the ESPP will have any tax consequences to the participants or to Transport America. If a participant holds the shares acquired upon the exercise of his or her options for more than two years from the date the option is granted and one year from the time the shares are received, then amounts realized by the participant on a sale or other disposition of the shares will be ordinary income in the amount by which the lesser of (a) the fair market value of the shares at the date of disposition or (b) the fair market value of the shares at the date of grant of the option exceeds the price paid by the participant for the shares. Any further gain is treated as long-term capital gain. If a participant holds shares purchased under the ESPP at the time of his or her death, the required holding periods will automatically be deemed to have been satisfied and ordinary income must be realized by the participant in the amount by which the lesser of (a) the fair market value of the shares at the time of death or (b) the fair market value of the shares at the date of grant of the option exceeds the price paid by the participant for the shares. Transport America is not entitled to any deduction if the holding period requirements are satisfied. If a participant sells or otherwise disposes of the shares purchased under the ESPP before the holding period requirements are satisfied, the participant will realize as ordinary income the excess of the fair market value of the shares on the date of exercise of the option over the price paid by the participant for the shares; the difference between the proceeds of sale and the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain or loss, as the case may be. Transport America is entitled to a tax deduction only to the extent the participant realizes ordinary income as a result of the early disposition.

     CERTAIN BENEFITS. The following table specifies the number of shares of common stock subscribed for by the Named Executives and certain groups under the ESPP for the initial phase and the value of the discounted purchase price assuming all shares of common stock subscribed for are purchased and assuming a value per share of common stock of $3.72 (85% of the fair market value of the shares on the Commencement Date on the first phase on January 1, 2001):

                                NEW PLAN BENEFITS
                          EMPLOYEE STOCK PURCHASE PLAN

                                                              NUMBER OF
                                               DOLLAR         SHARES OF
NAME                                          VALUE(1)     COMMON STOCK(1)
----                                          --------     ---------------
Robert J. Meyers ........................      $1,762           2,690
Keith R. Klein ..........................         686           1,048
Larry E. Johnson ........................         -0-             -0-
Executive Group .........................       2,448           3,738
Non-Executive Director Group(2) .........         N/A             N/A
Non-Executive Employee Group ............       3,172           4,843
                                               ------           -----
 Total ..................................      $5,621           8,581
                                               ======           =====

--------------------
(1) The Number of Shares of Common Stock column represents the number of shares purchasable based on the amount of payroll deductions being withheld in the first phase of the ESPP, assuming the purchase price will be 85% of the value of the common stock on the Commencement Date. The Dollar Value column represents such Number times the difference between $4.375, the closing price of the common stock on the Commencement Date (which is also the effective date of the ESPP), and $3.72, the purchase price on the Commencement Date.

(2)  Not eligible to participate.

     VOTE REQUIRED. Shareholder approval of the adoption of the 2001 Employee Stock Purchase Plan requires the affirmative vote of the holders of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION AND APPROVAL OF THE ESPP.

                                    AUDITORS

     KPMG LLP, independent certified public accountants, were the auditors for Transport America for fiscal 2000. The Audit Committee will consider the selection of auditors for fiscal 2001 after the Annual Meeting of Shareholders and currently expects to recommend KPMG LLP. A representative of KPMG LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate questions.

AUDIT FEES

     Transport America's paid KPMG LLP an aggregate of $98,500 for the annual audit for fiscal year 2000 and for the review of Transport America's financial statements included in Transport America's Quarterly reports on Form 10-Q for the fiscal year 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     KPMG LLP did not render any professional services to Transport America in fiscal year 2000 with respect to financial information systems design and implementation.

ALL OTHER FEES

     Transport America paid KPMG LLP an aggregate of $40,400 for services provided in connection with tax, acquisition and accounting related services.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of Transport America is composed of three independent directors and operates under a written charter adopted by the Board of Directors. The written charter is attached to the Proxy Statement, of which this report is a part, as Appendix A. Management is responsible for Transport America's internal control and the financial reporting process. The independent auditors are responsible for performing an independent audit of Transport America's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that Transport America's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Transport America's independent auditors also provided to the Committee the written disclosures required by Independence Standard No. 1 (Independence Discussions with Audit Committees), and the Committee reviewed the fees indicated above and discussed with the independent auditors that firm's independence.

     Based upon Committee's discussion with management and the independent auditors and the Committee's review of the representation of management and the report of the independent auditors, the Committee recommended that the Board of Directors include the audited consolidated financial statements in Transport America's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                         Anton J. Christianson (Chair)
                               William D. Slattery
                               Kenneth J. Roering

                              SHAREHOLDER PROPOSALS

     The proxy rules of the SEC permit shareholders, after timely notice to a company, to present proposals for shareholder action in a company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by corporate action in accordance with the proxy rules. Transport America's Annual Meeting of Shareholders for the fiscal year ending December 31, 2001 is expected to be held on or about May 21, 2002 and proxy materials in connection with that meeting are expected to be mailed on or about April 12, 2002. Shareholder proposals prepared in accordance with the proxy rules must be received by Transport America on or before December 15, 2001. In addition, if Transport America receives notice of a separate shareholder proposal after February 27, 2002, such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named as proxies solicited by the Board of Directors of Transport America for its 2002 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.


                          METHOD OF PROXY SOLICITATION

     The entire cost of preparing, assembling, printing and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement, the proxy itself, and the cost of soliciting proxies relating to the meeting will be borne by Transport America. In addition to use of the mails, proxies may be solicited by officers, directors, and other regular employees of Transport America by telephone, telegraph, or personal solicitation, and no additional compensation will be paid to such individuals. Transport America will, if requested, reimburse banks, brokerage houses, and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals.


                                  OTHER MATTERS

     The Board of Directors knows of no business other than that described herein that will be presented for consideration at the Annual Meeting. If, however, other business shall properly come before the Annual Meeting, the persons in the enclosed form of proxy intend to vote the shares represented by said proxies on such matters in accordance with their judgment in the best interest of Transport America.

     The Annual Report of Transport America for the past fiscal year is enclosed herewith and contains Transport America's Consolidated Financial Statements for the fiscal year ended December 31, 2000. A copy of Form 10-K, the Annual Report filed by Transport America with the SEC, together with any specifically requested exhibits, will be furnished without charge to any shareholder who requests it in writing from Transport America, at the address noted on the first page of this Proxy Statement.

                                        By Order of the Board of Directors,

                                        /s/ Rosalyn A. Hennen

                                        Rosalyn A. Hennen
                                        SECRETARY

                                                                      APPENDIX A


                     TRANSPORT CORPORATION OF AMERICA, INC.

                             AUDIT COMMITTEE CHARTER

I.   ORGANIZATION

     1. MEMBERSHIP. The Audit Committee of the Board of Directors of this Corporation will at all times consist of at least three directors appointed by the Board of Directors of this Corporation, each member to serve until his or her successor is duly elected, or until his or her earlier death, resignation or removal by the Board of Directors.

     2.   QUALIFICATIONS.

          (A) FINANCIAL LITERACY. All members of the Audit Committee must be financially literate, or must be able to become financially literate within a reasonable period after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting, finance or related financial management expertise or experience, or related professional degree or certification.

          (B) INDEPENDENCE. Except as provided in the next sentence, all members of the Audit Committee must be independent directors (within the meaning of the applicable rules of the National Association of Securities Dealers, Inc. ("NASD") and free of any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment of the member in carrying out the responsibilities of a director of this Corporation. The Board of Directors may, if necessary, appoint one member to the Audit Committee who is not an employee of the Corporation and does not qualify under applicable NASD rules as "independent." However, if the Board of Directors appoints a director to the Audit Committee who is not independent within the meaning of the rules of the NASD governing such matters, such appointment shall be made only in strict compliance with the rules governing appointment of non-independent members.

          (C) MISCELLANEOUS. All members and prospective members must respond to such reasonable inquiries as the Board of Directors deems appropriate to ascertain the qualifications of a member or a prospective member of the Audit Committee.

     3.   MEETINGS.

          (A) FREQUENCY. The Audit Committee shall meet during each fiscal year of this Corporation as frequently as the Committee deems, in its reasonable judgment, to be appropriate.

          (B) AGENDA AND NOTICE. The Chief Financial Officer (non-voting attendee) and the Chairman of the Audit Committee shall establish the meeting dates and the meeting agenda and send proper notice of each Audit Committee meeting to each member prior to each meeting.

          (C) CHAIR. The Board of Directors shall designate a Chair of the Audit Committee.

II.  STATEMENT OF POLICY

The Audit Committee shall assist the Board of Directors in fulfilling the oversight responsibilities of the Board of Directors relating to corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of this Corporation. The Audit Committee shall periodically review the financial reports of this Corporation; the internal controls regarding finance and accounting and compliance with applicable rules and regulations; and the adequacy and appropriateness of the overall auditing, accounting and financial reporting processes of this Corporation. The Audit Committee shall foster and encourage continuous improvement of and adherence to the Corporation's internal policies and to applicable rules and regulations that affect auditing, accounting and financial reporting matters. The Audit Committee shall also foster and provide open avenues of communications by and among the Corporation's management, independent public accountants, finance department and the Board of Directors.

III. RESPONSIBILITIES


     1. SELECTION AND DISENGAGEMENT OF INDEPENDENT AUDITORS. The Audit Committee is expected to review and recommend to the Board of Directors the independent auditors to be selected to audit and review the financial statements of this Corporation and its subsidiaries. The Audit Committee shall also recommend to the Board of Directors the disengagement of previously selected independent auditors, if the Committee determines that disengagement is warranted, and shall provide the reasons for recommending disengagement. Final selection and disengagement of independent auditors shall always be made by the Board of Directors. If the Board of Directors so determines in its sole discretion, or if required by this Corporation's Articles or Bylaws, the selection of independent auditors shall be submitted for ratification by this Corporation's shareholders. The Audit Committee shall also review and approve the compensation to be paid to the independent auditors.

     2. INDEPENDENCE OF INDEPENDENT AUDITORS. The Audit Committee is expected to confirm the independence of the independent auditors selected, including a prior review and approval of any management, consulting or other services and fees provided by, or paid to, the independent auditors. The Audit Committee must confirm receipt from the independent auditors a formal written statement delineating all relationships between this Corporation and the independent auditors, consistent with Independence Standards Board Standard 1. The Audit Committee must actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the auditors.

     3. ACCOUNTABILITY OF AUDITORS. The independent auditors shall be accountable to the Audit Committee and to the full Board of Directors as representatives of the Corporation's shareholders.


     4. OPEN COMMUNICATIONS. The Audit Committee is expected to provide and facilitate an open avenue of communications between the independent auditors, the Board of Directors, senior management and the Corporation's finance department. The Audit Committee shall also provide and facilitate sufficient opportunity for the internal and independent auditors to meet with members of the Audit Committee without members of the management present.

     5. ANNUAL REVIEW OF THIS CHARTER. The Audit Committee is expected to, at least annually, review and reassess the adequacy of this Audit Committee Charter.

     6. ANNUAL AUDIT REVIEW. The Audit Committee is expected to review with management and the independent auditors the Corporation's financial statements (including footnotes) for each fiscal year, together with the independent auditor's audit and audit report thereon. In performing such review, the Audit Committee shall review the scope of the audit, the audit procedures utilized, any difficulties or disputes encountered during the audit, any changes in accounting practices or principles, and any other matters related to the conduct of the audit brought to the Audit Committee's attention by management or the independent auditors, or which are raised by members of the Audit Committee. In connection with the annual reviews, the Audit Committee shall inquire about and review with management and the independent auditors any significant risks or exposures faced by the Corporation and discuss with management the steps taken to minimize such risk or exposure. Such risks and exposures include, but are not limited to, threatened and pending litigation, claims against the Corporation, tax matters, regulatory compliance and correspondence from regulatory authorities, environmental exposure, and rules and regulations governing internal controls and financial reporting.

     7. REVIEW OF INTERNAL CONTROLS. The Audit Committee is expected to consider and review with management and the independent auditors the adequacy of this Corporation's internal controls, including information systems control and security and bookkeeping controls. The Audit Committee shall also review in this regard any findings and recommendations of the independent auditors, including their management letters.

     8. REVIEW AUDIT SCOPE. The Audit Committee is expected to consider and review with management and the independent auditors the scope of the audit for the current fiscal year and the plan of the independent auditors in conducting the audit.

     9. AUDIT COMMITTEE REPORT. The Audit Committee shall prepare an Audit Committee Report for inclusion in this Corporation's Proxy Statement for each annual meeting of shareholders occurring after December 15, 2000 pursuant to the rules governing such Reports.

     10. LEGAL COMPLIANCE; INVESTIGATIONS. In connection with the annual review, the Audit Committee is expected to inquire about and review with management any legal and regulatory matters that may have a material impact on the Corporation's financial statements or financial reporting practices. The Audit Committee shall have the authority to initiate and conduct investigations to matters within the scope of the Audit Committee's responsibilities.

     11. LEGAL COUNSEL AND OTHER EXPERTS. The Audit Committee may consult with the Corporation's legal counsel at such times as the Audit Committee deems appropriate. The Audit Committee shall have the authority to engage independent counsel or accountants or other experts to assist it in the performance of its duties or the conduct of any investigation the Audit Committee has undertaken.

     12. REPORTS TO THE BOARD OF DIRECTORS. The Audit Committee is expected to report regularly to the Board of Directors of the Corporation regarding the meetings of the Audit Committee with such recommendations to the Board of Directors as the Audit Committee deems appropriate. The Audit Committee shall keep minutes of its meetings and submit such minutes to the Board of Directors.

     13. OTHER RESPONSIBILITIES. The Audit Committee is expected to perform such other duties as may be required by law or requested by the Board of Directors or deemed appropriate by the Audit Committee. Any member of the Audit Committee or management of this Corporation is authorized to certify to the NASD this Corporation's compliance with rules governing audit committees in such form as the NASD may prescribe.

This Audit Committee Charter was approved by the Board of Directors of this Corporation on March 13, 2000.

                     TRANSPORT CORPORATION OF AMERICA, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 22, 2001
                                    4:00 P.M.

                               HOLIDAY INN SELECT
                              2700 PILOT KNOB ROAD
                                EAGAN, MINNESOTA





TRANSPORT CORPORATION OF AMERICA, INC.
1715 YANKEE DOODLE ROAD, EAGAN, MN 55121                                   PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 22, 2001 OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

The shares of stock of Transport Corporation of America, Inc. you hold will be voted as you specify on the reverse side.

By signing the proxy, you revoke all prior proxies and appoint William D. Slattery and Kenneth J. Roering, or either of them, as proxies with full power of substitution, to vote all shares of stock of Transport Corporation of America, Inc. of record in the name of the undersigned at the close of business on April 2, 2001 at the Annual Meeting of Shareholders and all adjournments.





                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                       [ARROW] PLEASE DETACH HERE [ARROW]




         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1.  Election of directors:  01 Robert J. Meyers        04 Michael J. Paxton     [ ] Vote FOR          [ ] Vote WITHHELD
                            02 Anton J. Christianson   05 William D. Slattery       all nominees          from all nominees
                            03 Kenneth J. Roering                                   (except as marked)

                                                                                 ____________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,         |                                            |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)        |____________________________________________|

2.  Adoption and approval of the Transport America 2001 Employee Stock
    Purchase Plan.                                                              [ ] For      [ ] Against      [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS ONE AND
TWO AND, IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY
ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Address Change? Mark Box  [ ]
Indicate changes below:                                                             Date ________________________________

                                                                                 ____________________________________________
                                                                                |                                            |
                                                                                |                                            |
                                                                                |____________________________________________|

                                                                                Signature(s) in Box
                                                                                Please sign exactly as your name(s) appear on
                                                                                Proxy. If held in joint tenancy, all persons
                                                                                must sign. Trustees, administrators, etc.,
                                                                                should include title and authority.
                                                                                Corporations should provide full name of
                                                                                corporation and title of authorized officer
                                                                                signing the proxy.